CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss 240.14a-11(c) or ss 240.14a-12


 ...............................The Tocqueville Trust............................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
        ........................................................................
       2) Aggregate number of securities to which transaction applies:
        ........................................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed  maximum  aggregate  value of  transaction:
       5) Total fee paid:


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       .........................................................................
       2)  Form, Schedule or Registration Statement No.:
       .........................................................................
       3)  Filing Party:
       .........................................................................
       4)  Date Filed:
       .........................................................................


904884.1

--------------------------------------------------------------------------------

  Preliminary Proxy Material For The Information of the Securities and Exchange
                                 Commission Only

                              THE TOCQUEVILLE TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               [February 24, 2000]

--------------------------------------------------------------------------------


1675 Broadway
New York, New York 10019
(212) [       ]

A Special Meeting of Shareholders of The Tocqueville Fund (the "Tocqueville Fund"), The Tocqueville Small Cap Value Fund (the "Small Cap Value Fund"), The Tocqueville International Value Fund (the "International Value Fund") and The
Tocqueville Gold Fund (the "Gold Fund") (referred to collectively as the "Funds") series of The Tocqueville Trust (the "Trust") will be held at [9:00 a.m]. on [February 24, 2000] at the offices of the Trust at 1675 Broadway, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January __, 2000.

1. To approve or disapprove an amendment to the maximum fee payable under the Investment Advisory Agreements for the Tocqueville Fund, the Small Cap Value Fund and the International Value Fund;

2.   To approve or disapprove amendments to each Fund's Rule 12b-1 Plan;

3. To elect eight trustees of the Trust, each to hold office until his successor is duly elected and qualified;

4. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for its fiscal year ending October 31, 2000; and

5.   To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on January __, 2000 are entitled to notice of, and to vote at, the meeting.

                                               By Order of the Board of Trustees
                                               ---------------------------------
                                                      Francois D. Sicart
                                                 Principal Executive Officer

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------



904270.5

                                 PROXY STATEMENT
--------------------------------------------------------------------------------



INTRODUCTION...................................................................1

PROPOSAL 1.     APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE MAXIMUM
                FEE PAYABLE UNDER THE INVESTMENT ADVISORY AGREEMENTS FOR
                THE TOCQUEVILLE FUND, THE SMALL CAP VALUE FUND AND THE
                INTERNATIONAL VALUE FUND.......................................3

PROPOSAL 2.     APPROVAL OR DISAPPROVAL OF AMENDMENTS TO EACH FUND'S
                RULE 12b-1 PLAN................................................4

                FEE TABLE......................................................5

PROPOSAL 3.     ELECTION OF TRUSTEES...........................................8

PROPOSAL 4.     RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                ACCOUNTANTS...................................................12

INFORMATION REGARDING THE INVESTMENT ADVISOR..................................13

ADMINISTRATIVE SERVICES AGREEMENT.............................................14

DISTRIBUTION AND SERVICE PLANS (RULE 12B-1 PLANS).............................14

BROKERAGE ALLOCATIONS.........................................................15

OTHER MATTERS.................................................................15

EXHIBIT A - INVESTMENT ADVISORY AGREEMENTS

EXHIBIT B - DISTRIBUTION AND SERVICE (RULE 12b-1) PLANS

904270.5

                              THE TOCQUEVILLE TRUST
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                 PROXY STATEMENT

                                  INTRODUCTION

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Tocqueville Trust (the "Trust") on behalf of The Tocqueville Fund (the "Tocqueville Fund"), The Tocqueville Small Cap Value Fund (the "Small Cap Value Fund"), The Tocqueville International Value Fund (the "International Value Fund") and The Tocqueville Gold Fund (the "Gold Fund"), for use at a Special Meeting of Shareholders to be held at the offices of the Trust at 1675 Broadway, New York, New York on February 24, 2000 at [9:00 a.m.] Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Trust. The expenses in connection with preparing and mailing this statement and the material accompanying it will be borne by Tocqueville Asset Management L.P. (the "Investment Advisor"). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about January __, 2000. The Trust's most recent annual and semi-annual reports are available upon request without charge by calling [toll-free phone number].

     The outstanding voting shares of beneficial interest (the "shares") of the Trust as of the close of business on January __, 2000 consisted of ___ shares of the Tocqueville Fund; ___ shares of the Small Cap Value Fund; ___ shares of the International Value Fund; and ___ shares of the Gold Fund, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on January __, 2000 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Trust at its principal executive office, 1675 Broadway, New York, New York 10019, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

     The Special Meeting of Shareholders is being called for the following purposes:

     The following proposal applies only to the Tocqueville Fund, the Small Cap Value Fund and the International Value Fund:

     (1) to approve or disapprove an amendment to the maximum fee payable under the Investment Advisory Agreements.

     With respect to each of the Funds:

     (2)  to approve or  disapprove  amendments  to each Fund's Rule 12b-1 Plan;
          (3) to elect eight Trustees; and (4) to ratify or reject the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for its fiscal year ending October 31, 2000.


904270.5
                                        1

     The following chart  summarizes  which proposals will be considered by each
Fund:

----------------------------------------------------------------------------
                                              Proposal
----------------------------------------------------------------------------
FUND                         1             2             3             4
----------------------------------------------------------------------------
Tocqueville Fund             X             X             X             X
----------------------------------------------------------------------------
Small Cap Value Fund         X             X             X             X
----------------------------------------------------------------------------
International Value Fund     X             X             X             X
----------------------------------------------------------------------------
Gold Fund                                  X             X             X
----------------------------------------------------------------------------

     A majority of the outstanding shares of each effected Fund, represented in person or by proxy, shall be required to constitute a quorum at the meeting for purposes of Proposals 1 and 2. A majority of the outstanding shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the meeting for purposes of Proposals 3 and 4

     Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal.

     If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the meeting.

     As of January __, 2000, the following persons or entities owned as much as 5% of the indicated Fund's outstanding shares:


                                                                  Nature of
Name & Address                      % of Fund                     Ownership
--------------                      ---------                     ---------
Tocqueville Fund                                              Record/Beneficial
Small Cap Value Fund                                          Record/Beneficial
International Value Fund                                      Record/Beneficial
Gold Fund                                                     Record/Beneficial

PROPOSAL 1.     APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE
                MAXIMUM FEE PAYABLE UNDER THE INVESTMENT ADVISORY
                AGREEMENTS FOR THE TOCQUEVILLE FUND, THE SMALL CAP
                VALUE FUND AND THE INTERNATIONAL VALUE FUND

     The Board of Trustees of the Trust unanimously recommends that the shareholders of the Tocqueville Fund, the Small Cap Value Fund and the International Value Fund vote to approve an amendment to the fee breakpoints of the respective Fund's Investment Advisory Agreement, thereby increasing the maximum advisory fees payable by each Fund (though not increasing the maximum fee rate for each Fund). The Investment Advisory Agreements for the Tocqueville Fund and the Small Cap Value Fund currently provide for advisory fees, calculated daily and payable monthly, at an annual rate of .75% on the first $100 million of the average daily net assets of each Fund, .70% of average daily net assets in excess of $100 million but not exceeding $500 million, and .65% of average daily net assets in excess of $500 million. The proposed fee breakpoints are: .75% on the first $500 million of average daily net assets of each Fund, and .65% of average daily net assets in excess of $500 million.

     The Investment Advisory Agreement for the International Value Fund currently provides for advisory fees, calculated daily and payable monthly, at an annual rate of 1.00% on the first $50 million of the average daily net assets of the Fund, .75% of average daily net assets in excess of $50 million but not exceeding $100 million, and .65% of the average daily net assets in excess of $100 million. The proposed fee breakpoints are: 1.00% on the first $500 million of average daily net assets of the Fund; .75% of assets in excess of $500 million but not exceeding $1 billion; and .65% of average daily net assets in excess of $1 billion.

     At a special meeting of the Board of Trustees held on December 14, 1999, the Trustees, including each of the Trustees present at the meeting who is not an "interested person" of the Trust within the meaning of the 1940 Act (the "Disinterested Trustees") considered and unanimously approved, subject to approval by shareholders, the proposed change to the fee breakpoints, and an increase in the maximum advisory fees payable by the affected Funds and recommend that it be approved by shareholders. The Trustees considered, among other things, the level of advisory services rendered to each of the Funds by the Investment Advisor, the reasons for setting the advisory fees at their current levels at the time that the Funds were initially organized, and the current level of advisory fees payable by the Funds in comparison with other comparable funds[, including the fee breakpoints for other comparable funds].

     After due consideration, the Disinterested Trustees determined that the proposed change to the fee breakpoints, resulting in an increase in the maximum advisory fees payable was appropriate and reasonable under the circumstances.

     The Increase in the Maximum Fees Payable. The advisory fees paid by the Tocqueville Fund and the Small Cap Value Fund during the fiscal year ended October 31, 1999 would not have been different had the proposed fee breakpoints been in place. The following table sets forth for the International Value Fund
(i) the aggregate amount of the Investment Advisor's fee paid by the Fund at the end of the last fiscal year; (ii) the aggregate amount that the Investment Advisor would have received from the Fund had the




904270.5
proposed fee breakpoints been in effect during the last fiscal year; and (iii) the difference between the aggregate amounts stated in (i) and (ii) above, as a percentage of the amount stated in response to (i) above.


                              COMPARATIVE FEE TABLE


                                  (i)                 (ii)                  (iii)
                         Aggregate amount        Aggregate amount       Difference
                         of Investment           of Investment          between (i) and
                         Advisor's fee for       Advisor's fee had      (ii), as a
                         year ended              increased fee been     percentage of (i)
                         10/31/99                in effect for year
                                                 ended 10/31/99

International Value         $787,330                $885,910                 11.1%
Fund


     Trustees' Recommendation. The Trustees unanimously recommend that shareholders approve the proposed fee breakpoints which, as stated above, will include an increase to the maximum fee payable. Copies of each Agreement are found under Exhibit A.

     The favorable vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of a Fund is required for the approval of this proposal. The vote of the holders of a majority (as so defined) of outstanding voting securities means the vote of the holders of 67% or more of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

     The Trustees unanimously recommend that shareholders of each of the Tocqueville, Small Cap Value and International Value Funds vote in favor of Proposal 1.

PROPOSAL 2.       APPROVAL OR DISAPPROVAL OF AMENDMENTS TO EACH
                  FUND'S RULE 12b-1 PLAN

     The Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve changing the Fund's Plans for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares (each, a "Rule 12b-1 Plan") from "reimbursement" plans to "compensation" plans. Currently, each Fund's Rule 12b-1 Plan provides that a Fund may, either directly or through the Investment Advisor, make payments to (i) broker/dealers and other organizations which have entered into either a selected dealer agreement or shareholder processing and service agreements with the Trust, the Investment Advisor or the Funds' distributor and (ii) for expenses associated with the distribution of Fund shares, including the compensation of the sales personnel of the Funds' distributor. Such payments, which may be for expenses associated with distribution of Fund shares or servicing shareholder accounts, may not exceed 0.25% of the average daily net asset value attributable to shares of a Fund on an annual basis. Payments are made for expenses actually incurred on a first-in, first-out basis.

904270.5
                                        4

Unreimbursed amounts may be recovered through future payments under a Rule 12b-1 Plan up to a maximum of .25% per annum.

     During the fiscal year ended October 31, 1999, each Fund paid and recovered unreimbursed Rule 12b-1 fees as follows:


                                                                 Recovered
                                      Paid                     Unreimbursed

Tocqueville Fund                $113,018 (0.19%)              $38,568 (0.06%)
Small Cap Value Fund            $ 42,098 (0.17%)              $18,817 (0.08%)
International Value Fund        $132,107 (0.14%)              $89,044 (0.11%)
Gold Fund                       $ 28,185 (0.25%)              $   0 (0.00%)

     For the fiscal year ended October 31, 1999, the following amounts were paid to Tocqueville Securities, L.P.: the Tocqueville Fund: $131,335; the Small Cap Value Fund: $51,351; the International Value Fund: $204,556; and the Gold Fund:
$20,534. The aggregate amounts the Funds would have paid had the new fee been in effect during the last fiscal year are: the Tocqueville Fund: $151,586; the Small Cap Value Fund: $60,915; the International Value Fund: $221,151; and the Gold Fund: $29,185.

     The Board of Trustees unanimously approved changing the Rule 12b-1 Plans to "compensation" plans, whereby each Fund would pay distribution and service fees, as described above, at the annual rate of .25% of its average daily net assets. In arriving at the recommendation to change the plans from "reimbursement" plans to "compensation" plans, the Trustees reviewed information about Rule 12b-1 fees paid and reimbursed by the Funds, the difficulty of accounting for the carryforwards and reimbursements and considered, among other things, the nature, quality and scope of services provided under the Rule 12b- 1 Plans and related agreements. Copies of the Rule 12b-1 Plans are found under Exhibit B.

     Trustees'   Recommendation.   The  Trustees   unanimously   recommend  that
shareholders approve the change to the Rule 12b-1 Plans on behalf of each Fund.

     The favorable vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of a Fund is required for the approval of this proposal. The vote of the holders of a majority (as so defined) of outstanding voting securities means the vote of the holders of 67% or more of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund, whichever is less.

     The Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 2.

                                   FEE TABLES

     The fees and expenses for the fiscal year ended October 31, 1999 for the Tocqueville Fund, the Small Cap Value Fund and the Gold Fund would not have been different had the proposed fee breakpoints and the change to the Rule 12b-1 Plans been in place. The following table describes (i) the actual fees and

904270.5
                                        5
expenses of the International Value Fund for the fiscal year ended October 31, 1999, and (ii) the fees and expenses of the Fund if the proposed fee breakpoints described in Proposal 1 and the change to the Rule 12b-1 Plan described in Proposal 2 had been in place during the fiscal year ended October 31, 1999.

                 Actual Fees and Expenses as of October 31, 1999

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Value Fund:


                                                                  International
                                                                     Value Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering Price).......................                 4.00%
Maximum Deferred Sales Charge (Load).....................                  None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends/Distributions.......................                  None
Redemption Fee...........................................                1.50%*
Exchange Fee.............................................                    **
Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):
(as a % of average net assets)
Advisory Fee.............................................                 0.88%
Rule 12b-1 Fee (1).......................................                 0.25%
Other Expenses...........................................                 0.54%
                                                                         ------
Total Annual Fund Operating Expenses.....................                 1.67%

-----------------
(1) Under the Fund's Distribution Plan, the Advisor is permitted to carry forward expenses not reimbursed by the distribution fee to subsequent fiscal years for submission by the Fund for payment, subject to the continuation of the Plan. These amounts are not recognized in the Fund's financial statements as expenses and liabilities, since the Distribution Plan can be terminated on an annual basis without further liability to the Fund. The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.
* A redemption fee is charged on redemptions of shares held less than 90 days. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.

904270.5
                                        6

**   The Transfer Agent charges a $5 fee for each telephone exchange.
Example:
This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:
o you  invest  $10,000  in the  Fund  for the  time  periods  indicated;
o your investment has a 5% return each year; and
o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                               1 Year     3 Years     5 Years     10 Years
                               ------     -------     -------     --------
International Value Fund         $563        $905      $1,271       $2,297

                           Pro Forma Fees and Expenses


                                                                  International
                                                                     Value Fund
                                                                   ------------
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
Purchases (as % of offering Price).......................                 4.00%
Maximum Deferred Sales Charge (Load).....................                  None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends/Distributions.......................                  None
Redemption Fee...........................................                1.50%*
Exchange Fee.............................................                    **
Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):
(as a % of average net assets)
Advisory Fee.............................................                 1.00%
Rule 12b-1 Fee(1)........................................                 0.25%
Other Expenses...........................................                 0.54%
                                                                          -----
Total Annual Fund Operating Expenses.....................                 1.79%

------------------------
(1) The Rule 12b-1 fee may represent the equivalent of an annual asset-based sales charge to an investor. As a result of 12b-1 fees, a long-term shareholder in the Fund may pay more than the

904270.5
                                        7
     economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.
* A redemption fee is charged on redemptions of shares held less than 90 days. The Transfer Agent charges a $12 service fee for each payment of redemption proceeds made by wire.
**   The Transfer Agent charges a $5 fee for each telephone exchange.

This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:
o you  invest  $10,000  in the  Fund  for the  time  periods  indicated;
o your investment has a 5% return each year; and
o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                                   1 Year     3 Years     5 Years     10 Years
                                   ------     -------     -------     --------
International Value Fund             $575        $941      $1,331       $2,421


PROPOSAL 3.     ELECTION OF TRUSTEES

     At the meeting, eight Trustees are to be elected, each to hold office until his successor has been elected and has qualified. Each of the Trustees, other than Lucille G. Bono, Larry M. Senderhauf and Guy A. Main, were elected to the Board by shareholders in July, 1995. Ms. Bono and Mr. Senderhauf were elected to the Board and to the Audit and Nominating Committees by the Board of Trustees at its [March], 1998 meeting. Mr. Main was elected by the Board of Trustees at its December 14, 1999 Board meeting, such election to be effective upon approval by shareholders. All such persons have consented to be named in this Proxy Statement and to serve as Trustees of the Trust if elected. The Board of Trustees, which met four times during the Fund's fiscal year ended October 31, 1999, has no compensation committee. [Each Trustee, except for Mr. Letacconoux, attended at least 75% of the board meetings held.] The Board has an Audit Committee, currently comprised of Ms. Bono, Mr. Senderhauf, James B. Flaherty and Inge Heckel, who are Disinterested Trustees. The Audit Committee meets at least annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board of Trustees. The Audit Committee met [twice] during the fiscal year ended October 31, 1999. In addition, in accordance with the provisions of Rule 12b-1 under the 1940 Act, the Board has a Nominating Committee comprised of Ms. Bono, Mr. Senderhauf, James B. Flaherty and Inge Heckel, to whose discretion the selection and nomination of the Disinterested Trustees is committed. The Nominating Committee currently does not consider nominees recommended by shareholders.

     The following is a list of the members of the Board of Trustees, any other positions each may now hold with the Fund, the principal occupation of each Trustee during the past five years and the nature, amount and percentage of shares held by each in the Fund.

904270.5
                                        8


                                                                                      Amount and
                                                                                        Nature
                                                                                     of Beneficial
                           Principal Occupation                                      Ownership at               % of
Name and Age               During Preceding Five Years                                  1/ /00                 Shares
------------               ---------------------------                                  ------                 ------

Francois D.                Chairman, Principal Executive Officer and                     [-0-]                 [-0-]
Sicart*                    Trustee since _____.  Chairman and Chief
_____ (Age)                Executive Officer,  Tocqueville Management
                           Corporation, the General Partner of
                           Tocqueville Asset Management L.P. and
                           Tocqueville Securities L.P.  from January,
                           1990 to present; [Office with Advisor?]
                           Chairman and Chief Executive Officer,
                           Tocqueville Asset Management Corp. from
                           December, 1985 to January, 1990; Vice
                           Chairman of Tucker Anthony Management
                           Corporation, from 1981 to October 1986;
                           Vice President (formerly general partner) and
                           other positions with Tucker Anthony, Inc.
                           from 1969 to January, 1990.

James B.                   Trustee since ___________.  President and                     [-0-]                 [-0-]
Flaherty                   Partner, Troutbeck Conference Center and
_____ (Age)                Country Inn from October, 1979 to present;
                           Vice President, Leedsville Realty and
                           Construction Corp. from 1980 to present;
                           Associate Creative Director, Young and
                           Rubicam Advertising, and Dentsu, Young
                           and Rubicam from March, 1983 to February,
                           1985; Creative Director and Senior Vice
                           President, Tinker Campbell Ewald from
                           October, 1977 to November, 1980;
                           Partner/owner of Freshfields Restaurant, W.
                           Cornell, CT; President/Creative Director of
                           JBF Ltd., an advertising company.

Inge Heckel                Trustee since _____.  Management                              [-0-]                 [-0-]
 _____ (Age)               Consultant, 1988 to present; Executive
                           Director, Princess Grace Foundation U.S.A.
                           from June, 1986 to September, 1988; Vice
                           President and Assistant Secretary, The Asia
                           Society from September, 1984 to June, 1986;
                           Executive Director, Metropolitan Boston

--------
*    Such  person is an  "interested  person" of the Fund  within the meaning of
     Section 2(a) (19) of the 1940 Act.

904270.5
                                        9



                                                                                      Amount and
                                                                                        Nature
                                                                                     of Beneficial
                           Principal Occupation                                      Ownership at               % of
Name and Age               During Preceding Five Years                                  1/ /00                 Shares
------------               ---------------------------                                  ------                 ------

                           Zoos from September, 1982 to July, 1984,
                           President, Bradford College, Bradford,
                           Massachusetts from September, 1979 to
                           June, 1982; Trustee of Bradford College;
                           Former Director and Chairman, Public
                           Relations Committee, International Counsel of Museums (UNESCO); Former Director,
                           BayBank/Merrimack Valley; Member, Art
                           Advisory Board, Mount Holyoke College Art
                           Museum.

Robert W.                  President, Principal Operating Officer,                       [-0-]                 [-0-]
Kleinschmidt*              Principal Financial Officer, Treasurer and
 _____ (Age)               Trustee since _____.  President, Tocqueville
                           Asset Management L.P. from January, 1994
                           to present and Managing Director from July,
                           1991 to January, 1994; President,
                           Tocqueville Management Corporation ___ to
                           ___; Partner, David J. Greene & Co., May,
                           1978 to July, 1991.  Assistant Vice
                           President, Irving Trust Co., July, 1976 to
                           May, 1978.

Francois                   Trustee since _____.  President, Lepercq de                   [-0-]                 [-0-]
Letaconnoux                Neuflize & Co. from July, 1993 to present;
_____ (Age)                Director, Lepercq 99 First Management Inc.
                           from 1988 to present; Director, Lepercq de
                           Neuflize & Co., Inc.  (investment bank)
                           from 1988 to present; Managing Director,
                           Lepercq Capital Partners (real estate
                           investment firm), from 1974 to present.

Lucille G.                 Trustee since _____.  Financial services                      [-0-]                 [-0-]
Bono                       consultant, 1997 to present; Operations and
_____ (Age)                administrative manager, Tocqueville Asset
                           Management L.P. and Tocqueville Securities
                           L.P. from January 1990 to November 1997;
                           similar responsibilities, Tocqueville Asset
                           Management Corp., December 1985 to

--------
*    Such  person is an  "interested  person" of the Fund  within the meaning of
     Section 2(a) (19) of the 1940 Act.

904270.5
                                       10


                                                                                      Amount and
                                                                                        Nature
                                                                                     of Beneficial
                           Principal Occupation                                      Ownership at               % of
Name and Age               During Preceding Five Years                                  1/ /00                 Shares
------------               ---------------------------                                  ------                 ------

                           January 1990; operations and administration staff, Tucker Anthony Inc. (and predecessors), April 1954 to January 1990.


Larry M.                   Trustee since _____.  President, LMS 33                       [-0-]                 [-0-]
Senderhauf                 Corp., 1983 to present; Vice President, NCCI
_____ (Age)                Corp. 1985 to present; President, Cash
                           Unlimited, 1980-1986; President, Financial
                           Exchange Corp., 1981-1986; President, LMS
                           Development Corp., 1986-1995; Vice
                           President, Pacific Ring Enterprises, 1982-
                           1995.

Guy A. Main                Trustee since _____.  Chairman, Condor                        [-0-]                 [-0-]
_____ (Age)                Insurance Company, April 1999 to present;
                           Director,  Amwest  Insurance  Group,  Inc.,
                           April  1999  to present; Chairman and
                           President, Condor Insurance Company, ____
                           to April 1999;  Executive  Vice President and
                           Director, Amwest  Insurance  Group,  Inc.,
                           March 1996 to April  1999; _________,
                           Condor Services Inc., __________ to March
                           1996.

     The address of each Trustee and officer of the Trust is 1675 Broadway, New York, New York 10019.

     In addition to Mr. Sicart, who has served as Principal Executive Officer of the Trust since _____________, and Robert Kleinschmidt, who has served as President and Principal Operating Officer of the Trust since ________________, the officers of the Fund are:____________________. Officers of the Funds receive no direct remuneration in such capacity from the Funds, but the Funds reimburse the Investment Advisor for certain state registration fees and expenses. Officers and Trustees of the Funds who are officers of the Investment Advisor or its affiliates may be considered to have received remuneration indirectly by the fact that the Investment Advisor receives advisory fees.

     As of January __, 2000, the Trustees and officers as a group owned beneficially ___% of the Tocqueville Fund's outstanding shares, ___% of the International Value Fund's outstanding shares, ___% of the Small Cap Fund's outstanding shares, and ___% of the Gold Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 1999, the Trust paid the Disinterested Trustees an aggregate of $32,500; each Disinterested Trustee received $1,250 per Board meeting and $250 per Audit Committee meeting. "Interested" Trustees do not receive Trustees' fees. The Trust did not reimburse Trustee expenses.


904270.5
                                       11

     The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:

                                                          Pension or                                        Total
                                                          Retirement                                    Compensation
                                                           Benefits              Estimated             from Fund and
                                   Aggregate            Accrued as Part            Annual               Fund Complex
          Name of Person,         Compensation             of Fund             Benefits Upon              Paid to
             Position              from Fund              Expenses               Retirement               Trustees
             ---------            -----------             ---------             ------------              --------

Francois D. Sicart                       $0                   $0                    $0                       $0
Lucille G. Bono                      $5,500                   $0                    $0                   $5,500
Bernard F.
Combemale*                           $5,500                   $0                    $0                   $5,500
James B. Flaherty                    $5,500                   $0                    $0                   $5,500
Inge Heckel                          $5,500                   $0                    $0                   $5,500
Robert W.
Kleinschmidt                             $0                   $0                    $0                       $0
Francois Letaconnoux                 $5,000                   $0                    $0                   $5,000
Larry M. Senderhauf                  $5,500                   $0                    $0                   $5,500

--------------------
*  Mr. Combemale resigned as a Trustee on December 14, 1999.

     Trustees' Recommendation. The Trustees unanimously recommend that shareholders elect each Trustee. The election of each Trustee requires the approval of a plurality of the shares voted at the meeting in person or by proxy.

     The Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 3.

PROPOSAL 4.       RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
                  ACCOUNTANTS

     The Board of Trustees recommends that the shareholders ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to audit the accounts of the Trust for the fiscal year ending October 31, 2000. PricewaterhouseCoopers LLP performed the audit for the Trust's fiscal year ended October 31, 1999. The accounting firm of McGladrey & Pullen LLP had audited the accounts of the Trust since [its inception]. Effective September 9, 1999, McGladrey & Pullen LLP resigned as the Trust's independent accountants because its Investment Company Group had joined PricewaterhouseCoopers LLP. At that time, PricewaterhouseCoopers LLP was recommended to the Board by the Audit Committee and appointed as independent accountants by the Board of Trustees.

     A representative of PricewaterhouseCoopers LLP is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants.

904270.5
                                       12

     Trustees' Recommendation. The Trustees unanimously recommend that shareholders ratify the selection of Independent Accountants. Such ratification requires the approval of a majority present at the meeting in person or by proxy.

     The Trustees unanimously recommend that shareholders of each Fund vote in favor of Proposal 4.

INFORMATION REGARDING THE INVESTMENT ADVISOR

     Tocqueville Asset Management L.P., 1675 Broadway, New York, New York 10019, acts as the Investment Advisor to each Fund under a separate investment advisory agreement (the "Agreement" or "Agreements"). Each Agreement provides that the Investment Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Investment Advisor has the responsibility of monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Advisor's responsibility to cause the purchase and sale of securities in each Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Advisor also provides certain administrative and managerial services to the Funds. The Investment Advisor is an affiliate of Tocqueville Securities, L.P., the Funds' distributor. The Investment Advisor also advises [pension trusts, etc.].

     The Investment Advisory Agreements were approved by the Board of Trustees, including a majority of the Disinterested Trustees, at a meeting called for that purpose on __________, 198_ and by the sole shareholder of each Fund on [add dates]. The continuance of each Investment Advisory Agreement was approved by the Trustees at the annual meeting held on September 9, 1999.

     Francois Sicart is the Chairman of Tocqueville Management Corporation, the general partner of the Investment Advisor. Robert Kleinschmidt is the President of Tocqueville Management Corporation and of the Investment Advisor.

     Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Advisor and each Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

     Each Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by the Investment Advisor, or by holders of a majority of each Fund's outstanding shares. Each Fund's Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Agreement and any renewal thereof be approved by a vote of

904270.5
                                       13C
the majority of the Fund's Disinterested Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval.

ADMINISTRATIVE SERVICES AGREEMENT

     The Investment Advisor supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, the Investment Advisor supervises the administration of all aspects of each Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain employees and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) the Investment Advisor and its affiliates. For these services and facilities, the Investment Advisor receives with respect to each Fund a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

DISTRIBUTION AND SERVICE PLANS (RULE 12B-1 PLANS)

     Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. The Rule 12b-1 Plans provide that a Fund may incur distribution and service expenses related to the sale of Fund shares of up to
 .25% per annum of such Fund's average daily net assets.

     Each Rule 12b-1 Plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including Tocqueville Securities L.P. ("Tocqueville Securities") who enter into agreements with each Fund or its distributor.

     The Rule 12b-1 Plans were adopted on __________, 19__, and continuance of each Rule 12b-1 Plan was most recently approved by the Board of Trustees at its annual meeting on September 9, 1999. In approving the Rule 12b-1 Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the Disinterested Trustees) considered various factors and determined that there is a reasonable likelihood that each Rule 12b-1 Plan will benefit its Fund and its shareholders. Each Rule 12b-1 Plan will continue in effect from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the Disinterested Trustees. While the Rule 12b-1 Plans remain in effect, each Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to each of the Rule 12b-1 Plans must be approved by the Board of Trustees and by the Disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Rule 12b-1 Plans are in effect, the selection and nomination of the Disinterested Trustees shall be made by those Disinterested Trustees then in office.


904270.5
                                       14

BROKERAGE ALLOCATION

     For the fiscal year ended October 31, 1999, the percentage of each Fund's brokerage commissions paid, and the aggregate dollar amount of transactions involving the payment of such commissions, to Tocqueville Securities L.P. were:
The Tocqueville Fund: 51% and $24,698,876, respectively; the Small Cap Fund: 45% and $21,204,257, respectively; the International Value Fund: 1% and $9,431,603, respectively; and the Gold Fund: 27% and $5,221,312, respectively.

OTHER MATTERS

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any of the persons listed above is unavailable for election as a Trustee, an event not now anticipated, or any other matters properly come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     [As of January __, 2000 the Investment Advisor, Tocqueville Asset Management L.P., was believed to possess voting power with respect to __________ ( %) of the outstanding shares of the Tocqueville Fund, __________ ( %) of the outstanding shares of the Small Cap Value Fund, __________ ( %) of the outstanding shares of the International Value Fund and __________ ( %) of the outstanding shares of the Gold Fund, in view of which such shares could be deemed to be beneficially owned by the Investment Advisor, Tocqueville Asset Management L.P., as of such date. However, the Investment Advisor and its affiliates have advised the Trust that they intend to vote any shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).]

     As a Massachusetts business trust, the Trust is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

                                 By Order of the Board of Trustees

                                 Francois D. Sicart, Principal Executive Officer
February __, 2000



904270.5
                                       15

                                    EXHIBIT A
                         INVESTMENT ADVISORY AGREEMENTS














904270.5
                                       16

                          INVESTMENT ADVISORY AGREEMENT
                          As Amended February 24, 2000


     THIS AGREEMENT is made this 26th day of February, 1990 by and between The Tocqueville Fund, a Massachusetts business trust (the "Fund") and Tocqueville Asset Management L.P., a limited partnership (the "Investment Adviser");

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

     WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

     WHEREAS, the Fund and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Management. The Investment Adviser shall act as investment adviser for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Adviser shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.

          2. Duties of Investment Advisor. In carrying out its obligations under paragraph 1 hereof, the Investment Adviser shall:

          (a) supervise and manage all aspects of the Fund's operations;

          (b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

          (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities;


904270.5

          (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

          (e) provide the Board of Trustees of the Fund on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

          (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;

          (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Board of Trustees;

          (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (i) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

          3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions including similarly securities being purchased or sold on a securities exchange during a comparable period of time.

     In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such

904270.5
                                        2
broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Control by Board of Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

          5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

          (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and

          (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act; and

          (c) the provisions of the Declaration of Trust of the Fund, as amended; and

          (d) the provisions of the By-laws of the Fund, as amended; and

          (e) any other applicable provisions of state and federal law.

          6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

          (a) The Investment Adviser shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

          (b) The Investment Adviser shall further maintain, at its expense and without costs to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

          (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Adviser to bear:

          (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of

904270.5
                                        3
     maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

          (ii) any of the costs (including applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Adviser may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Adviser therefor upon proper accounting.

          (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

          7. Delegation of Responsibilities. The Investment Adviser may delegate the performance of certain administrative services for the Fund to Freedom Capital Management Corp. ("Freedom") pursuant to an administration agreement, or to one or more administrators approved by the Board of Trustees, but such delegation will not relieve the Investment Adviser of the duty to supervise the performance of administrative services hereunder. If the administrative functions are delegated to Freedom, then the obligations of Freedom shall be governed by the Administration Agreement between the Investment Adviser and Freedom dated February 26, 1990. The Investment Adviser shall conduct the Fund's relations with Freedom and, in connection therewith, shall be responsible for providing in a timely and accurate fashion all information and data maintained by the Investment Adviser on behalf of the Fund necessary for Freedom to perform its obligations under the Administration Agreement.

          Upon the request of the Fund's Board of Trustees, the Investment Adviser may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Adviser's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Adviser of any Fund expense that the Investment Adviser is not required to pay or assume under this Agreement shall not relieve the Investment Adviser of any of its obligations to the Fund nor obligate the Investment Adviser to pay or assume any similar Fund expense on any subsequent occasion.

          8. Compensation. The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly,

904270.5
                                        4
of .75% of the Fund's average daily net assets on the first $500 million and
 .65% of the Fund's average daily net assets in excess of $500 million. The average daily net asset value of the Fund shall be determined in the manner set forth in the Declaration of Trust and Prospectus of the Fund.

          9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Investment Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Investment Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Investment Adviser agrees to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

          10. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Partners of the Investment Adviser may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or partners of the Investment Adviser to the extent permitted by law; and that the officers and partners of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or partners of any other firm or corporation, including other investment companies.

          11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually:

          (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)
(42) of the Investment Company Act); and

          (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Adviser, on sixty (60) days' written notice to the other party. The Notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

904270.5
                                        5

          13. Liability of Investment Adviser and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Fund for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund.

          15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Investment Adviser shall be 1675 Broadway, New York, New York 10019.

          16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                             THE TOCQUEVILLE FUND


Attest:                                      By_________________________________

--------------------------------

                                             TOCQUEVILLE ASSET MANAGEMENT L.P.


Attest:                                      By_________________________________

--------------------------------

904270.5
                                        6

                          INVESTMENT ADVISORY AGREEMENT
                          As Amended February 24, 2000

          THIS AGREEMENT is made this 10th day of June, 1994 by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE SMALL CAP VALUE FUND (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser");

                               W I T N E S S E T H

          WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

          WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

          WHEREAS, the Trust and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

          1. Management. The Investment Adviser shall act as investment adviser for the Trust and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Trust's assets, subject at all times to the policies and control of the Trust's Board of Trustees. The Investment Adviser shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

          2. Duties of Investment Advisor. In carrying out its obligation under paragraph 1 hereof, the Investment Adviser shall:

               (a) supervise and manage all aspects of the Fund's operations;

               (b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust's Board of Trustees;

               (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities;


904270.5

               (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

               (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

               (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;

               (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Board of Trustees of the Trust;

               (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and

               (i) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

          3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time.

          In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have


904270.5
                                        2
charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

          4. Control by Board of Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust.

          5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

               (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and

               (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act; and

               (c) the provisions of the Declaration of Trust of the Trust, as amended; and

               (d) the provisions of the By-laws of the Trust, as amended; and

               (e) any other applicable provisions of state and federal law.

          6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

               (a) The Investment Adviser shall furnish, at its expense and without cost to the Trust, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

               (b) The Investment Adviser shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

               (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Adviser to bear:



904270.5
                                        3

                              (i) any of the costs (including applicable office
               space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                              (ii) any of the costs (including applicable office
               space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and
               (ii) of this subparagraph (c), the Investment Adviser may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Adviser therefor upon proper accounting.

               (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

          7. Delegation of Responsibilities. The Investment Adviser may delegate the performance of certain investment advisory services to Tocqueville Finance S.A., a company registered as an investment adviser in France, including the responsibility to provide certain information and research to the Investment Adviser regarding the foreign securities in which the Fund may invest. Tocqueville Finance may place portfolio trades in foreign securities for the Fund which, in accordance with the general securities practices in France, will result in Tocqueville Finance receiving a portion of the brokerage commissions paid to certain securities brokers for the foreign securities bought and sold for the Fund.

          The authorization for the Investment Adviser to use the services of Tocqueville Finance is subject to the Fund receiving best price and execution for the foreign securities transactions placed with foreign securities brokers by Tocqueville Finance. Tocqueville Finance is an affiliate of the Investment Adviser by virtue of the Investment Adviser's ownership of approximately 25% of the common stock of such corporation. No compensation may be paid the Fund or the Investment Adviser for the information and research provided by Tocqueville Finance; however, Tocqueville Finance will, as stated above, retain the portion of brokerage commissions received from certain securities brokers for transactions executed in foreign markets.


904270.5
                                        4

          8. Compensation. The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .75% of the Fund's average daily net assets on the first $500 million and .65% of the Fund's average daily net assets in excess of $500 million. The average daily net asset value of the Fund shall be determined in the manner set forth in the Declaration of Trust and Prospectus of the Fund.

          9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Investment Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Investment Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Investment Adviser agrees to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then-current fiscal year which shall have elapsed at the date of termination of this Agreement.

          10. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Partners of the Investment Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or partners of the Investment Adviser to the extent permitted by law; and that the officers and partners of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or partners of any other firm or corporation, including other investment companies.

          11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually:

               (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

               (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

          12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This

904270.5
                                        5

Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

          13. Liability of Investment Adviser and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser or any of its officers, trustees or employees, it shall not be subject to liability to the Trust or to any shareholder of the Trust for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund.

          15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Investment Adviser shall be 1675 Broadway, New York, New York 10019.

          16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                            THE TOCQUEVILLE TRUST, on behalf of The Tocqueville Small Cap Value Fund

Attest:                     By:
                                --------------------------------

                            TOCQUEVILLE ASSET MANAGEMENT L.P.
Attest:
                            By:
                                -------------------------------
-----------------



904270.5
                                        6

                          INVESTMENT ADVISORY AGREEMENT
                          As Amended February 24, 2000


               THIS AGREEMENT is made this 10th day of June, 1994 by and between THE TOCQUEVILLE TRUST, a Massachusetts business trust (the "Trust"), on behalf of its series THE TOCQUEVILLE INTERNATIONAL VALUE FUND (formerly, The Tocqueville Europe Fund) (the "Fund") and TOCQUEVILLE ASSET MANAGEMENT L.P., a limited partnership (the "Investment Adviser");

                               W I T N E S S E T H

               WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

               WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and engages in the business of acting as an investment adviser; and

               WHEREAS, the Trust and the Investment Adviser desire to enter into an agreement to provide for the management of the assets of the Fund on the terms and conditions hereinafter set forth.

               NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

               1. Management. The Investment Adviser shall act as investment adviser for the Trust and shall, in such capacity, supervise the investment and reinvestment of the cash, securities or other properties comprising the Trust's assets, subject at all times to the policies and control of the Trust's Board of Trustees. The Investment Adviser shall give the Trust the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

               2. Duties of Investment Advisor. In carrying out its obligation under paragraph 1 hereof, the Investment Adviser shall:

                  (a) supervise and manage all aspects of the Fund's operations;

                  (b) provide the Fund or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust's Board of Trustees;


904270.5

                  (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities;

                  (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

                  (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Fund's operations and the operations of comparable investment companies;

                  (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which they engage, or with respect to securities which the Investment Adviser considers desirable for inclusion in the Fund;

                  (g) determine what issuers and securities shall be represented in the Fund's portfolio and regularly report them to the Board of Trustees of the Trust;

                  (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and

                  (i) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

               3. Broker-Dealer Relationships. The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Adviser's primary consideration in effecting a security transaction will be execution at a price that is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions, including similar securities being purchased or sold on a securities exchange during a comparable period of time.

               In selecting a broker-dealer to execute each particular transaction, the Investment Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of

904270.5
                                        2
its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Adviser for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the Fund. The Investment Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Adviser for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Adviser shall determine and the Investment Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

               4. Control by Board of Trustees. Any investment program undertaken by the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Investment Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust.

               5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Adviser shall at all times conform to:

                  (a) all applicable provisions of the Investment Company Act and the Investment Advisers Act and any rules and regulations adopted thereunder as amended; and

                  (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933, as amended, and the Investment Company Act; and

                  (c) the provisions of the Declaration of Trust of the Trust, as amended; and

                  (d) the provisions of the By-laws of the Trust, as amended;
and

                  (e) any other applicable provisions of state and federal law.

               6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Adviser as follows:

                  (a) The Investment Adviser shall furnish, at its expense and without cost to the Trust, the services of a President, Secretary and one or more Vice Presidents of the Fund, to the extent that such additional officers may be required by the Fund for the proper conduct of its affairs.

                  (b) The Investment Adviser shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraph (i) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

904270.5
                                        3

                  (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Adviser to bear:

                      (i) any of the costs (including applicable office space,
                  facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                      (ii) any of the costs (including applicable office space,
                  facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses
                  (i) and (ii) of this subparagraph (c), the Investment Adviser may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Adviser therefor upon proper accounting.

                  (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

               7. Delegation of Responsibilities. The Investment Adviser may delegate the performance of certain investment advisory services to Tocqueville Finance S.A., a company registered as an investment adviser in France, including the responsibility to provide certain information and research to the Investment Adviser regarding the foreign securities in which the Fund may invest. Tocqueville Finance may place portfolio trades in foreign securities for the Fund which, in accordance with the general securities practices in France, will result in Tocqueville Finance receiving a portion of the brokerage commissions paid to certain securities brokers for the foreign securities bought and sold for the Fund.

               The authorization for the Investment Adviser to use the services of Tocqueville Finance is subject to the Fund receiving best price and execution for the foreign securities transactions placed with foreign securities brokers by Tocqueville Finance. Tocqueville Finance is an affiliate of the Investment Adviser by virtue of the Investment Adviser's ownership of approximately 25% of the common stock of such corporation. No compensation may be paid the Fund or the Investment Adviser for the information and research provided by Tocqueville Finance;

904270.5
                                        4
however, Tocqueville Finance will, as stated above, retain the portion of brokerage commissions received from certain securities brokers for transactions executed in foreign markets.

               8. Compensation. The Fund shall pay the Investment Adviser in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the Fund's average daily net assets on the first $500 million, .75% of the Fund's average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the Fund's average daily net assets in excess of $1 billion. The average daily net asset value of the Fund shall be determined in the manner set forth in the Declaration of Trust and Prospectus of the Fund.

               9. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale, the investment advisory fee shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Investment Adviser shall be deducted from the monthly investment advisory fee otherwise payable to the Investment Adviser during such fiscal year; and if such amount should exceed such monthly fee, the Investment Adviser agrees to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then-current fiscal year which shall have elapsed at the date of termination of this Agreement.

               10. Non-Exclusivity. The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, and the Investment Adviser shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or Partners of the Investment Adviser may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or partners of the Investment Adviser to the extent permitted by law; and that the officers and partners of the Investment Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or partners of any other firm or corporation, including other investment companies.

               11. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for two years and thereafter from year to year, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

                  (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.


904270.5
                                        5

               12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, or by the Investment Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

               13. Liability of Investment Adviser and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser or any of its officers, trustees or employees, it shall not be subject to liability to the Trust or to any shareholder of the Trust for any omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

               14. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund.

               15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Investment Adviser shall be 1675 Broadway, New York, New York 10019.

               16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.



904270.5
                                        6

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                      THE TOCQUEVILLE TRUST,
                                      on behalf of The Tocqueville Europe Fund



Attest:                                   By:___________________________________


_________________
                                      TOCQUEVILLE ASSET MANAGEMENT L.P.


Attest:                                   By:___________________________________



__________________


904270.5
                                        7

                                    EXHIBIT B
                                RULE 12b-1 PLANS



904270.5

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE
                                OF CLASS A SHARES
                          as amended February 24, 2000

           A  Plan  (the  "Plan")  pertaining  to  the  Class  A  shares  of THE
TOCQUEVILLE   FUND  (the  "Fund"),   a  series  of  The  Tocqueville   Trust,  a
Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

           1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. (the "Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

           2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

               (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

               (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

               (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

           3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report,

904270.5
complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

           4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

           5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

           6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

           7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

            8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

                (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

                (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

904270.5
                                        2

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE
                                OF CLASS A SHARES
                          as amended February 24, 2000

                A Plan (the "Plan") pertaining to the Class A shares of THE TOCQUEVILLE SMALL CAP VALUE FUND (the "Fund"), a series of The Tocqueville Trust, a Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

                1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. ("the Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

                2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

                    (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

                    (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

                    (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

                3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written

904270.5
report, complying with the requirements of Rule 12b-l, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

                4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

                5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

                6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

                7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

                8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

                  (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

                  (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

904270.5
                                        2

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE
                                OF CLASS A SHARES
                          as amended February 24, 2000

               A Plan (the "Plan") pertaining to the Class A shares of THE TOCQUEVILLE INTERNATIONAL VALUE FUND (formerly, The Tocqueville Europe Fund) (the "Fund"), a series of The Tocqueville Trust, a Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

                  1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. ("the Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

                  2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class Ashares, including the compensation of the sales personnel of the Distributor.

                      (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

                      (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

                      (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.

904270.5

               3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-l, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

               4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

               5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

               6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

               7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

               8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

                  (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

                  (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.


904270.5
                                        2

                    PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
                      DISTRIBUTION OR SHAREHOLDER SERVICING
                          ASSISTANCE OF CLASS A SHARES
                          as amended February 24, 2000

               A Plan  (the  "Plan")  pertaining  to the  Class A shares  of THE
TOCQUEVILLE GOLD FUND (the "Fund"), a series of The Tocqueville Trust, a Massachusetts business trust (the "Trust") and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

               1. Principal Underwriter. TOCQUEVILLE SECURITIES L.P. ("the Distributor"), acts as the principal underwriter of the Fund's Class A shares pursuant to a Distribution Agreement with the Trust. Tocqueville Asset Management L.P. (the "Investment Advisor"), acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Trust.

               2. Distribution Payments. (a) The Fund either directly or through the Investment Advisor, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust on behalf of the Fund, the Investment Advisor or the Distributor, regarding Class A shares of the Fund owned by shareholders for which such broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund Class A shares, including the compensation of the sales personnel of the Distributor.

                  (b) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Distributor and the Investment Advisor, subject to approval by the Board of Trustees of the Trust.

                  (c) Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not Class A shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

                  (d) The aggregate amount of all payments by the Fund in any fiscal year, to the Distributor, Brokers, Servicing Agents and for advertising and promotional expenses pursuant to paragraphs (a), (b), (c) of this Section 2 shall not exceed 0.25% of the average daily net asset value attributable to Class A shares of the Fund on an annual basis for such fiscal year.


904270.5

               3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-l, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

               4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding Class A voting securities of the Fund, as defined in Section 2(a)(42) of the Act.

               5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without Class A shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

               6. Termination. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in section 2(a)(19) of the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding Class A voting securities of the Fund, as defined in section 2(a)(42) of the Act.

               7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" Trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

               8. Miscellaneous. (a) Any termination or noncontinuance of (i) a Selected Dealer Agreement between the Distributor and a particular Broker or
(ii) a Shareholder Service Agreement between the Investment Advisor or the Trust on behalf of the Fund and a particular person or organization, shall have no effect on any similar agreements between Brokers or other persons and the Fund, the Investment Advisor or the Distributor pursuant to this Plan.

               (b) Neither the Distributor, the Investment Advisor nor the Fund shall be under any obligation because of this Plan to execute any Selected Dealer Agreement with any Broker or any Shareholder Service Agreement with any person or organization.

               (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.


904270.5
                                        2

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                      THE TOCQUEVILLE SMALL CAP VALUE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY ___, 2000

               THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE SMALL CAP VALUE FUND (THE "FUND") HEREBY APPOINTS ________________ AND ________________, AND
EACH OF THEM,  AS  ATTORNEYS  AND  PROXIES  OF THE  UNDERSIGNED,  WITH  POWER OF
SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY ___, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 1675 BROADWAY, NEW YORK, NY 10019 AT [9:00 A.M.] ON FEBRUARY ___, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.


TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    /X/                             KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                                       THE TOCQUEVILLE SMALL CAP VALUE FUND

                                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN
/  /      /   /        /   /               1.   TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE MAXIMUM FEE PAYABLE
                                                UNDER THE INVESTMENT ADVISORY AGREEMENT

/  /      /   /        /   /               2.   TO APPROVE OR DISAPPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                           3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/  /      /   /        /   /                    a.        FRANCOIS D. SICART

/  /      /   /        /   /                    b.        JAMES B. FLAHERTY

/  /      /   /        /   /                    c.        INGE HECKEL

/  /      /   /        /   /                    d.        ROBERT W. KLEINSCHMIDT

/  /      /   /        /   /                    e.        FRANCOIS LETACONNOUX

/  /      /   /        /   /                    f.        LUCILLE G. BONO

/  /      /   /        /   /                    g.        LARRY M. SENDERHAUF

/  /      /   /        /   /                    h.        GUY A. MAIN

/  /      /   /        /   /               4.   TO RATIFY OR REJECT THE SELECTION OF  PRICEWATERHOUSECOOPERS  LLP
                                                AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR ITS FISCAL YEAR
                                                ENDING 10/31/00

--------------------------------------------------------------------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)                      DATE

               PLEASE  SIGN  NAME OR NAMES AS  PRINTED  ABOVE TO  AUTHORIZE  THE
VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS,   ALL  JOINT  OWNERS   SHOULD  SIGN.   PERSONS   SIGNING  AS  EXECUTORS,
ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.



904270.5

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY ___, 2000

                THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE INTERNATIONAL VALUE FUND (THE "FUND") HEREBY APPOINTS ________________ AND ________________,
AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY ___, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 1675 BROADWAY, NEW YORK, NY 10019 AT [9:00 A.M.] ON FEBRUARY ___, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.


TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    /X/                             KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                                    THE TOCQUEVILLE INTERNATIONAL VALUE FUND

                                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN
/  /      /   /        /   /               1.   TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE MAXIMUM FEE PAYABLE
                                                UNDER THE INVESTMENT ADVISORY AGREEMENT

/  /      /   /        /   /               2.   TO APPROVE OR DISAPPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                           3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/  /      /   /        /   /                    a.        FRANCOIS D. SICART

/  /      /   /        /   /                    b.        JAMES B. FLAHERTY

/  /      /   /        /   /                    c.        INGE HECKEL

/  /      /   /        /   /                    d.        ROBERT W. KLEINSCHMIDT

/  /      /   /        /   /                    e.        FRANCOIS LETACONNOUX

/  /      /   /        /   /                    f.        LUCILLE G. BONO

/  /      /   /        /   /                    g.        LARRY M. SENDERHAUF

/  /      /   /        /   /                    h.        GUY A. MAIN

/  /      /   /        /   /               4.   TO RATIFY OR REJECT THE SELECTION OF  PRICEWATERHOUSECOOPERS  LLP
                                                AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR ITS FISCAL YEAR
                                                ENDING 10/31/00

--------------------------------------------------------------------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)                      DATE

               PLEASE  SIGN  NAME OR NAMES AS  PRINTED  ABOVE TO  AUTHORIZE  THE
VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS,   ALL  JOINT  OWNERS   SHOULD  SIGN.   PERSONS   SIGNING  AS  EXECUTORS,
ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                              THE TOCQUEVILLE FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY ___, 2000

                THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE FUND (THE "FUND") HEREBY APPOINTS ________________ AND ________________, AND EACH OF THEM, AS
ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY ___, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 1675 BROADWAY, NEW YORK, NY 10019 AT [9:00 A.M.] ON FEBRUARY ___, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.



TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    /X/                             KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                                               THE TOCQUEVILLE FUND

                                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN
/  /      /   /        /   /               1.   TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE MAXIMUM FEE PAYABLE
                                                UNDER THE INVESTMENT ADVISORY AGREEMENT

/  /      /   /        /   /               2.   TO APPROVE OR DISAPPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                           3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/  /      /   /        /   /                    a.        FRANCOIS D. SICART

/  /      /   /        /   /                    b.        JAMES B. FLAHERTY

/  /      /   /        /   /                    c.        INGE HECKEL

/  /      /   /        /   /                    d.        ROBERT W. KLEINSCHMIDT

/  /      /   /        /   /                    e.        FRANCOIS LETACONNOUX

/  /      /   /        /   /                    f.        LUCILLE G. BONO

/  /      /   /        /   /                    g.        LARRY M. SENDERHAUF

/  /      /   /        /   /                    h.        GUY A. MAIN

/  /      /   /        /   /               4.   TO RATIFY OR REJECT THE SELECTION OF  PRICEWATERHOUSECOOPERS  LLP
                                                AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR ITS FISCAL YEAR
                                                ENDING 10/31/00

--------------------------------------------------------------------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)                      DATE

               PLEASE  SIGN  NAME OR NAMES AS  PRINTED  ABOVE TO  AUTHORIZE  THE
VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS,   ALL  JOINT  OWNERS   SHOULD  SIGN.   PERSONS   SIGNING  AS  EXECUTORS,
ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                            THE TOCQUEVILLE GOLD FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY ___, 2000

                THE UNDERSIGNED SHAREHOLDER OF THE TOCQUEVILLE GOLD FUND (THE "FUND") HEREBY APPOINTS ________________ AND ________________, AND EACH OF THEM,
AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY ___, 2000 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 1675 BROADWAY, NEW YORK, NY 10019 AT [9:00 A.M.] ON FEBRUARY ___, 2000 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.


TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS    /X/                             KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                                            THE TOCQUEVILLE GOLD FUND

                                                VOTE ON PROPOSALS


FOR       AGAINST      ABSTAIN
/  /      /   /        /   /               2.   TO APPROVE OR DISAPPROVE AMENDMENTS TO THE FUND'S RULE 12b-1 PLAN

                                           3.   ELECT THE FOLLOWING NOMINEES FOR TRUSTEES

/  /      /   /        /   /                    a.        FRANCOIS D. SICART

/  /      /   /        /   /                    b.        JAMES B. FLAHERTY

/  /      /   /        /   /                    c.        INGE HECKEL

/  /      /   /        /   /                    d.        ROBERT W. KLEINSCHMIDT

/  /      /   /        /   /                    e.        FRANCOIS LETACONNOUX

/  /      /   /        /   /                    f.        LUCILLE G. BONO

/  /      /   /        /   /                    g.        LARRY M. SENDERHAUF

/  /      /   /        /   /                    h.        GUY A. MAIN

/  /      /   /        /   /               4.   TO RATIFY OR REJECT THE SELECTION OF  PRICEWATERHOUSECOOPERS  LLP
                                                AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR ITS FISCAL YEAR
                                                ENDING 10/31/00

--------------------------------------------------------------------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)                      DATE

               PLEASE  SIGN  NAME OR NAMES AS  PRINTED  ABOVE TO  AUTHORIZE  THE
VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT
OWNERS,   ALL  JOINT  OWNERS   SHOULD  SIGN.   PERSONS   SIGNING  AS  EXECUTORS,
ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.
